Acquisition of Subsidiary	12 Months Ended
Jun. 30, 2019
Business Combinations [Abstract]
ACQUISITION OF SUBSIDIARY

4.	ACQUISITION OF SUBSIDIARY

In July 2018, Puyi Asset acquired 51% equity interest in Shenzhen Qianhai Zhonghui Huiguan Investment Management Co., Ltd. ("Zhonghui") (深圳前海中惠惠冠投资管理有限公司). Zhonghui is a limited liability company incorporated under PRC laws, and is primarily engaged in non-performing assets management business with a professional team possessing sufficient experience in corporate reorganization and distressed assets management. The acquisition of Zhonghui enables us to issue and manage non- performing loan funds to further diversify our portfolio. In September 2018, Puyi Asset injected RMB2.55 million to Zhonghui while the 49% of non-controlling interest shareholders injected RMB2.45 million.

Puyi Asset acquired 51% of Zhonghui for a cash consideration of approximately RMB1.6 million which equals 51% of Zhonghui's net book value on the date of acquisition. The Company examined Zhonghui's assets and liabilities, and concluded that the book value of assets and liabilities approximate to their fair value. Besides the above identifiable assets and liabilities, the Company also acquired Zhonghui's experienced management team. Pursuant to GAAP, no identifiable intangible asset was recognized in this acquisition. No other identifiable intangible assets  were recognized in this acquisition. Since the 51% equity interest purchased has no restriction and includes but not limited to voting rights, profits and property distribution rights, senior management personnel delegation rights, and other shareholder rights, Zhonghui was consolidated into the Company's financial results from July 2018.